================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 13, 1997
                Date of Report (Date of earliest event reported)


                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                   000-29222                  13-3575874
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)


                                 (816) 960-1333
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events

            AVAX Technologies, Inc. ("AVAX") announced today it has initiated a Phase II clinical trial for O-VAX(TM), its therapeutic vaccine for advanced ovarian cancer. The Phase II trial for O-VAX(TM) is being conducted by Dr. David Berd, a Clinical Oncologist and Professor of Medicine at Thomas Jefferson University Cancer Center in Philadelphia. The preparation of the vaccine involves removing the tumor cells from the patient and modifying them with a small molecule, dinitrophenyl, which makes the cells more easily recognized by the immune system. The product, when administered to the same patient, is believed to stimulate the patient's T lymphocytes to prevent regrowth of cancer.

            Additionally, the Gynecologic Oncology Group, the largest network of cancer centers, hospitals and doctors conducting clinical trials in gynecologic oncology funded by the National Cancer Institute, has expressed an interest in sponsoring an expanded Phase II trial to be conducted in the near future.

            Reference is made to AVAX's related press release attached hereto as
Exhibit 99.1 and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.1  Press Release dated October 13, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AVAX TECHNOLOGIES, INC.

Date: October 14, 1997

                                    By: /s/ Jeffrey M. Jonas
                                        ------------------------------
                                    Name: Jeffrey M. Jonas, M.D.
                                    Title: President and Chief Executive Officer

                                  Exhibit Index


Exhibit Number                                     Description
--------------                                     -----------

    99.1                                Press Release dated October 13, 1997.


                                       3